Form 8-K for FIRST CHESAPEAKE FINANCIAL CORP filed on August 11, 1998




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) July 9, 1998


                     FIRST CHESAPEAKE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          VIRGINIA                     0-21912               54-1624428
(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)        Identification No.)

               12 OREGON AVENUE, PHILADELPHIA, PENNSYLVANIA 19148
                    (Address of principal executive offices)


Registrant's telephone number, including area code   (215) 755-5691


(Former name or former address, if changed since last report.) Not applicable

ITEM 5. OTHER EVENTS

First Chesapeake Announces Board of Directors Meeting Results

First Chesapeake Financial Corporation (the "Company") today announced the results of a recent meeting of its Board of Directors.

On July 9, 1998, a special meeting of the Board of Directors was called to address the company's situation and discuss and implement changes.

The Board of Directors elected four new Directors, bringing the total number of Directors to seven:

      Richard N. Chakejian, Jr., - President and a Director since 1997, Mr. Chakejian is experienced in the food, laundry products and chemicals industries, and has an extensive background in field management, sales, marketing, and research.

      Matthew Coppolino - a Director since 1997, Mr. Coppolino is the senior Judge in the Court of Common Pleas of the Commonwealth of Pennsylvania.

      Mark Glatz - a newly-elected Director, Mr. Glatz brings fourteen years' experience in finance, banking, and a wide array of industries, and holds a degree in accounting and an MBA in financial management.

      James Greenfield - a newly-elected Director, Mr. Greenfield is an attorney with 16 years experience in private practice, emphasizing municipal law, real estate matters, and complex commercial litigation and arbitration.

      Mark Mendelson - Chairman of the Board of Directors, Chief Executive Officer, and a Director since 1997, Mr. Mendelson is an experienced businessman, investor, and real estate developer with a financial background, as well as former Chairman of a major financial institution.

      John Papandon - a newly-elected Director, Mr. Papandon is an attorney and Certified Public Accountant with a Masters degree in taxation with 15 years experience in the accounting industry.

      Les Salzman - a newly-elected Director, Mr. Salzman brings over 20 years experience, and has served as Executive Vice President for a publicly traded national lending corporation and as President of two privately held mortgage industry corporations.

The Board of Directors appointed two new Officers to the company: Mark Glatz, Chief Financial Officer; and James Greenfield, Secretary.

The Board of Directors established three Committees to oversee activities of the Company: Audit Committee; Executive Committee; and Executive Compensation Committee.

The Board of Directors elected to engage the accounting firm of B.D.O. Seidman to prepare the SEC 10-K and annual report for the period ending December 31, 1997 and the SEC 10-Q for the period ending March 31, 1998. The Board of Directors has instructed the Officers to perform all steps required to re-establish compliance with SEC and other regulatory requirements.

At the same meeting, the Company accepted the resignation of Pasquale Nestico, M.D. from the Board of Directors, effective April 14, 1998, and expresses its appreciation to Dr. Nestico for his services.

Mr.   Mendelson,    Chairman   and   Chief   Executive   Officer,   stated  that
"reorganization of the Board and retention of effective management are strong steps toward revitalizing the Company and meeting the expectations of its shareholders."

The Company is a Virginia corporation that formerly engaged in the residential and commercial mortgage banking business through origination, acquisition and servicing of mortgage loans and mortgage loan servicing rights.

Statements in the press release concerning the Company's business outlook or future economic performances, anticipated profitability, revenues, expenses or other financial items, are forward-looking statements that are estimates reflecting the best judgment of the Company based on currently available information. Such forward-looking statements involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. Such risks, uncertainties, contingencies and other factors, many of which are beyond the control of the Company, include overall economic and business conditions, trends for the continued growth of the mortgage and financial services industry, the realization of anticipated revenues, profitability and cost synergies, the demand for the Company's products and services, pricing and other competitive factors in the industry, new government regulations and/or legislative initiatives, and other risks and uncertainties described in the Company's reports and filings with the Securities and Exchange Commission. There can be no such assurance that such factors will not affect the accuracy of such forward-looking statements, and the Company assumes no obligation to update the information in this release.

Contact:    Richard N. Chakejian, Jr., President
            Mark E. Glatz, Chief Financial Officer




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    FIRST CHESAPEAKE FINANCIAL CORPORATION


Date: August 11, 1998               By: /s/ Richard N. Chakejian, Jr.
                                        ------------------------------
                                        Richard N. Chakejian, Jr. President

                                    By: /s/ Mark Mendelson
                                        --------------------------------------
                                        Mark Mendelson, Chief Executive Officer

                                    By: /s/ Mark E. Glatz
                                        --------------------------------------
                                        Mark E. Glatz, Chief Financial Officer